EXHIBIT 32.1

           CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED
            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to Section 906 of the Public Company Accounting Reform and Investor Protection Act of 2002 (18 U.S.C. 1350, as adopted), Robert Auduon, the President and CEO of Arkson Nutraceuticals Corp. (the "Company"), and Agatha Auduon, the Treasurer and CFO of the Company, each hereby severally certifies that, to the best of his or her knowledge:

     1) The Annual Report on Form 10-KSB of the Company for the year ended June 30, 2008 (the "Annual Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

     2) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: August 18, 2008
                                      /s/ Robert Auduon
                                      ------------------------------------------
                                      Robert Auduon
                                      President and Principal Executive Officer



                                      /s/ Agatha Auduon
                                      ------------------------------------------
                                      Agatha Auduon
                                      Principal Accounting and Financial Officer